UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2005

OHIO CASUALTY CORPORATION

(Exact name of registrant as specified in its charter)

OHIO	0-5544	31-0783294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9450 Seward Road, Fairfield, Ohio 45014

(Address of principal executive offices) (Zip Code)

(513) 603-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

The following information is furnished pursuant to Item 8.01, “Other Events”.

On September 14, 2005, Ohio Casualty Corporation (“the Corporation”) hosted an investor presentation, which included a discussion of the progress of the Corporation’s Strategic Plan for 2004-2006. The slides shown during the discussion of the Corporation’s Strategic Plan are attached as Exhibit 99 and are incorporated by reference.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
99	Slide presentation materials of the Corporation dated September 14, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHIO CASUALTY CORPORATION (Registrant)

September 14, 2005	/S/ DEBRA K. CRANE
Debra K. Crane, Senior Vice President, General Counsel and Secretary

Exhibit Index

Current Report on Form 8-K

Dated September 14, 2005

Exhibit No.	Description
99	Slide presentation materials of the Corporation dated September 14, 2005.